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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                  FORM  8 - K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): July 29, 1998



                          NATIONAL  STEEL  CORPORATION

             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



               1-983                                     25-0687210
      (Commission File Number)                 (IRS Employer Identification No.)



4100 Edison Lakes Parkway,  Mishawaka, IN                46545-3440
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:     219-273-7000
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                                                                    Exhibit 99.1

ITEM 5.  OTHER EVENTS


National Steel Corporation issued a press release on July 29, 1998 announcing that its Board of Directors has elected a new Chairman and Chief Executive Officer and has appointed a Senior Vice President and Chief Financial Officer. A copy of this press release is attached hereto as Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS



Exhibit 99.1   Press release dated July 29, 1998.






                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 NATIONAL STEEL CORPORATION

Date: July 31, 1998              By:  /s/John A. Maczuzak
                                      -------------------
                                      John A. Maczuzak
                                      President and Chief Operating Officer